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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                              Washington, DC 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 2003


                             Metal Management, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                     0-14836                 94-2835068
  ------------------------    ------------------------    -------------------
  (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification No.)


    500 North Dearborn St., Suite 405
               Chicago, IL                             60610
------------------------------------------        ----------------
 (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (312) 645-0700


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On September 8, 2003, Metal Management, Inc. (the "Company") announced that it entered into a confidentiality and standstill agreement (the "Agreement") with European Metal Recycling Ltd. ("EMR"). Pursuant to the Agreement, the Company will make available to EMR certain non-public information regarding the Company and its operations, and EMR has agreed, subject to certain exceptions, that until June 15, 2004 it will not acquire any additional shares of the Company's stock or otherwise seek control of the Company without the prior approval of the Company's board of directors.

         Copies of the letter agreement between the Company and EMR and the press release are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  10.1 Letter Agreement, dated September 8, 2003, between Metal Management, Inc. and European Metal Recycling Ltd.

                  99.1 Press Release, dated September 8, 2003, issued by Metal Management, Inc.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 9, 2003              METAL MANAGEMENT, INC.



                                     By   /s/ Robert C. Larry
                                        ---------------------------------------
                                        Robert C. Larry
                                        Executive Vice President, Finance and
                                        Chief Financial Officer
                                        (Principal Financial Officer)













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                                INDEX TO EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION                                              PAGE

10.1     Letter Agreement, dated September 8, 2003, between Metal
         Management, Inc. and European Metal Recycling Ltd.

99.1     Press Release, dated September 8, 2003, issued by
         Metal Management, Inc.............................................













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